SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2002


                          Indian River Banking Company
             (Exact name of registrant as specified in its charter)

              Florida                                        59-2931518
   (State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization)                        Identification No.)

        958 20th Place, Vero Beach, FL                         32960
   (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code: 561.569.9200


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Item 5. Other Items.

         On January 15, 2002, Indian River Banking Company issued a press release announcing earnings for the quarter and year ended December 31, 2001, and the declaration of a 10% stock dividend, attached as exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Exhibits:

Exhibit No.                         Description

99.1                       Press Release, dated January 15, 2002.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               INDIAN RIVER BANKING COMPANY

                                               By: /s/ Paul A. Beindorf
                                               -------------------------------
                                               Paul A. Beindorf, President & CEO


Dated: January 15, 2002